John Hancock Mutual Funds

Supplement dated March 28, 2013

to all current Class A, Class B and/or Class C shares Summary Prospectuses

Lower Minimum Initial Investment requirement for Class A, Class B and Class C Shares

Effective as of the close of business on April 26, 2013, the minimum initial investment amount for Class A, Class B and Class C shares will be lowered from $2,500 to $1,000. The lower $1,000 minimum initial investment amount will apply to Coverdell ESAs. The minimum initial investment amount for group investments remains $250.

You should read this Supplement in conjunction with the fund’s Summary Prospectus, Statutory Prospectus and/or Statement of Additional Information, as applicable, and retain it for future reference.

John Hancock Mutual Funds

Supplement dated March 28, 2013

to all current Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information relating to Class A, Class B and/or Class C shares

The following information supplements and supersedes any information to the contrary relating to Class A, Class B and Class C shares offered by any John Hancock fund contained in the Summary Prospectus, Statutory Prospectus and Statement of Additional Information relating to those share classes.

Class B Shares Closed to New Investors

Effective after the close of business April 12, 2013, no Class B shares may be purchased by new investors of any John Hancock fund. Group retirement plans may continue to add new participants to plans already invested in Class B shares of John Hancock funds. Effective as of July 1, 2013 (the Effective Date), Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another fund John Hancock fund or through dividend and/or capital gains reinvestment. After the Effective Date, any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. After the Effective Date, a shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable contingent deferred sales charge (CDSC). Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Beginning on the Effective Date, Class B shareholders will no longer be permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Plan (MAAP). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases on or after the Effective Date, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares on or after the Effective Date will be rejected. Effective as of the date of this Supplement, no new Class B MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account does not provide alternative investment instructions by the Effective Date, subsequent automatic purchases will be rejected.

All other Class B share features, including but not limited to distribution and service fees, CDSC, the reinstatement privilege and conversion features, will remain unchanged for Class B shares held after the Effective Date. Accumulation Privileges as described in the prospectus will remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B closure to purchases, may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C eligibility requirements and Class C is available on their recordkeeper’s platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C is otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the Classes of R shares.

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and/or Statement of Additional Information, as applicable, and retain it for future reference.